EXHIBIT 1
                            STATEMENT OF JOINT FILING

     Pursuant to Reg. Section 240.13d-1(k)(1)(iii) of the Securities Exchange Act of 1934, the foregoing Schedule 13D, Amendment No. 2 is filed on behalf of Mr. C. John Malacarne, JRB Interests Ltd., Joseph R. Bixby Revocable Trust dated December 18, 1997, as amended, Margie Morris Bixby Trust dated December 18, 1997, as amended, Nancy Bixby Hudson GST Trust dated December 18, 1997, as amended, Issue Trust for Nancy Bixby Hudson dated December 18, 1997, as amended, Issue Trust for Lee M. Vogel dated December 18, 1997, as amended, Joseph R. Bixby, Margie Morris Bixby, Nancy Bixby Hudson, Lee M. Vogel and Mr. Richard L. Finn.



March 4, 2002                  /s/ C. John Malacarne
                               ------------------------------------------------
                               C. John Malacarne

                               JRB Interests Ltd.

March 7, 2002                  By:    /s/ Joseph Bixby
                                      -----------------------------------------
                               Name:  Joseph R. Bixby
                               Title: Managing Partner

                               Joseph R. Bixby Revocable Trust dated
                               December 18, 1997, as amended

March 7, 2002                  By:    /s/ Joseph R. Bixby
                                      -----------------------------------------
                               Name:  Joseph R. Bixby
                               Title: Trustee

                               Margie Morris Bixby Revocable Trust dated
                               December 18, 1997, as amended

March 7, 2002                  By:        /s/ Margie Morris Bixby
                                      -----------------------------------------
                               Name:  Margie Morris Bixby
                               Title: Trustee

                               Nancy Bixby Hudson GST Trust dated
                               December 18, 1997, as amended

March 4, 2002                  By:    /s/ Nancy Bixby Hudson, by C. John
                                          Malacarne
                                      -----------------------------------------
                               Name:  Nancy Bixby Hudson, by C. John Malacarne
                               as attorney-in-fact
                               Title: Co-Trustee

March 6, 2002                  By:    /s/ Richard L. Finn
                                      -----------------------------------------
                               Name:  Richard L. Finn
                               Title: Co-Trustee

                               Issue Trust for Nancy Bixby Hudson dated
                               December 18, 1997, as amended

March 4, 2002                  By:    /s/ Nancy Bixby Hudson, by C. John
                                          Malacarne
                                      -----------------------------------------
                               Name:  Nancy Bixby Hudson, by C. John Malacarne
                               as attorney-in-fact
                               Title: Co-Trustee

March 6, 2002                  By:    /s/ Richard L. Finn
                                      -----------------------------------------
                               Name:  Richard L. Finn
                               Title: Co-Trustee

                               Issue Trust for Lee M. Vogel dated
                               December 18, 1997, as amended

March 5, 2002                  By:    /s/ Lee M. Vogel
                                      -----------------------------------------
                               Name:  Lee M. Vogel
                               Title: Co-Trustee

March 6, 2002                  By:    /s/ Richard L. Finn
                                      -----------------------------------------
                               Name:  Richard L. Finn
                               Title: Co-Trustee

March 7, 2002                  /s/ Joseph R. Bixby
                               ------------------------------------------------
                               Joseph R. Bixby

March 7, 2002                  /s/ Margie Morris Bixby
                               ------------------------------------------------
                               Margie Morris Bixby

March 4, 2002                  /s/ Nancy Bixby Hudson, by C. John Malacarne
                               ------------------------------------------------
                               Nancy Bixby Hudson, by C. John Malacarne
                               as attorney-in-fact

March 5, 2002                 /s/ Lee M. Vogel
                               ------------------------------------------------
                               Lee M. Vogel

March 6, 2002                 /s/ Richard L. Finn
                               ------------------------------------------------
                               Richard L. Finn